                                                                   Exhibit 10.44

                                   AGREEMENT


     THIS AGREEMENT (this "AGREEMENT"), is entered into as of May 2, 2000, between Reebok International Ltd., a Massachusetts corporation (the "COMPANY"), and Paul B. Fireman (the "EXECUTIVE").

     WHEREAS, on July 24, 1990 the Company granted the Executive (i) an option designated as option number 000655 ("OPTION 655") to purchase 1,000,000 shares (the "OPTION 655 SHARES") of the common stock, par value $.01 per share, of the Company (the "COMMON STOCK") at an exercise price of $18.37 per share (the "OPTION 655 EXERCISE PRICE"), and (ii) an option designated as option number 000657 ("OPTION 657" and, together with Option 655, the "OPTIONS") to purchase 1,000,000 shares of the Common Stock (the "OPTION 657 SHARES" and, together with the Option 655 Shares, the "OPTION SHARES") at an exercise price of $17.32 per share (the "OPTION 657 EXERCISE PRICE" and, together with the Option 655 Exercise Price, the "EXERCISE PRICES");

     WHEREAS, the Options expire on July 24, 2000 in accordance with their terms (the "EXPIRATION DATE");

     WHEREAS, the Executive intends to exercise Option 655 and Option 657 at such time, if any, as the market price of the shares of the Common Stock exceeds the Option 655 Exercise Price and Option 657 Exercise Price, respectively, prior to the Expiration Date;

     WHEREAS, the Board of Directors of the Company (the "BOARD OF DIRECTORS") believes it is in the best interests of the Company and its shareholders to enter into this Agreement in order to avoid the dilution to shareholders that would result from the sale of the Option Shares to the public; and

     WHEREAS, the Board of Directors believes it is in the best interests of the Company and the shareholders to grant to the Executive the 2000 Option (as defined below) in consideration of his valuable service to the Company and in order to provide the Executive with an incentive to perform additional services to the Company in the future;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Executive agree as follows:

Section 1.        Purchase in Lieu of Exercise.

     1.1. TRIGGERING EVENT. The provisions of this Section 1 shall become effective with respect to an Option simultaneously with the first trade (the "FIRST TRADE") of a share of Common Stock on the New York Stock Exchange (the "NYSE") at a price that exceeds such Option's Exercise Price (the "FIRST TRADE PRICE"), PROVIDED that a Threshold Number of Shares (as defined below) are bought and sold on the NYSE within two trading days after the First Trade at a price that exceeds the Option's Exercise Price (each such date, an "EFFECTIVE DATE"). The term "THRESHOLD NUMBER OF SHARES" shall mean a number of shares of Common Stock equal to or greater than ten percent (10%) of the average volume of Common Stock traded on the NYSE during the thirty (30) trading days immediately preceding an Effective Date.

     1.2. EXERCISE OF THE OPTION. On the Effective Date, the Company shall provide the Executive with a written notice substantially in the Form of EXHIBIT A designating the Option to which this Section 1 has become effective (such Option to be referred to herein as the "EXERCISABLE OPTION") and such Exercisable Option shall be deemed automatically exercised. Within five business days of the Effective Date, the Executive shall deliver written notice of exercise substantially in the form of EXHIBIT B accompanied by payment in full to the Company of the Exercisable Option's Exercise Price. Payment in full shall consist of (i) payment of an amount equal to the product of the number of Option Shares of such Exercisable Option and $.01 (the "PAR VALUE PRICE"), by delivery of (a) cash, a certified check, a bank draft or a money order, (b) shares of Common Stock having a fair market value on the last business day preceding the Effective Date equal to the Par Value Price, PROVIDED that payment in the form of such shares does not have tax consequences for the Company which are more adverse than the tax consequences of its receiving payment in another form described in clause (a) above, or (c) by a combination of any of the foregoing; and (ii) a payment in an amount equal to the product of the Exercise Price of such Exercisable Option and the number of Option Shares of such Exercisable Option, LESS the Par Value Price (the "REMAINDER"), by the delivery to the Company of (a) any property described in clauses (i)(a) and (i)(b) (PROVIDED that the fair market value referenced in clause (i)(b) above is to be equal to the Remainder), or (b) a promissory note in substantially the form of EXHIBIT C hereto (the "PROMISSORY NOTE"), or (c) by a combination of any of the foregoing.

     1.3. REPURCHASE OF THE OPTION SHARES. Upon receipt of the Exercise Price for the Option Shares of an Exercisable Option, the Company shall repurchase the Option Shares of such Exercisable Option from the Executive, and the Executive shall sell the Option Shares to the Company, for an amount equal to the product of (i) the number of Option Shares of the Exercisable Option and (ii) the First Trade Price (the "REPURCHASE PRICE"). The Company shall pay the Executive the Repurchase Price, less any amount that the Company is obligated to withhold for federal or state tax purposes, in immediately available funds within one (1) business day of receipt of the Purchase Price from the Executive. In addition, upon receipt of the Repurchase Price, the Executive shall remit to the Company a portion of the Repurchase Price equal to the sum of (x) the Remainder and (y) any accrued interest on any Promissory Note, if any (the "RETURNED AMOUNT"). Upon receipt of the Returned Amount, the Company shall immediately cancel any Promissory Note, if any, issued as payment of the Remainder and return to the Executive any and all other money, shares, or other consideration, if any, paid in respect of the Remainder.

     1.4. SOLE MEANS OF EXERCISE. The Executive agrees that this Section 1 is the sole means by which he will exercise each Option and agrees to waive any and all rights under any contrary provisions of the Stock Option Certificate dated July 24, 1990, the Stock Option Agreement dated as of July 24, 1990 and the 1985 Stock Option Plan, each as in effect from time to time. Once the Option Shares of an Option are repurchased by the Company pursuant to Section 1.3 hereof, any and all rights under this Agreement or any other agreement, instrument or document with respect to such Option Shares are terminated.

Section 2.        Grant of the 2000 Option

     2.1. The Company hereby agrees to grant to the Executive on the Effective Date of an Exercisable Option an option to purchase the number shares of the Common Stock equal to the number of Option Shares of such Exercisable Option pursuant to the terms and conditions of a Stock Option Agreement in substantially the form attached hereto as EXHIBIT D (the "2000 OPTION").

Section 3.        Miscellaneous

     3.1. AMENDMENTS. No amendment or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Company and the Executive.

     3.2. SUCCESSOR. The provisions of this Agreement shall be binding upon and inure to the benefit of any successor to the Company.

     3.3. NONTRANSFERABILITY. The rights and obligations of this Agreement are not transferable by the Executive.

     3.4. COUNTERPARTS. This Agreement may be executed by the parties in counterparts, each of which, when so executed, shall be deemed an original, and both of said counterparts taken together shall be deemed to constitute but one and the same instrument.

     3.5. SEVERABILITY. The illegality or unenforceability of any provision of this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement.

     3.6. CAPTIONS. The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

     3.7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflict of laws provisions thereof.

     3.8. ENTIRE AGREEMENT. This Agreement, together with the 2000 Option, embodies the entire agreement and understanding between the Company and the Executive, and supersedes all prior or contemporaneous agreements and understandings of the parties, oral or written, relating to the subject matter hereof. Execution of this Agreement by the Executive constitutes a full, complete and irrevocable release of any and all claims which the Executive may have at law or in equity in respect of all prior discussions and understandings, oral or written, relating to the subject matter of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.




REEBOK INTERNATIONAL LTD.

By: /s/ David A. Pace
    ------------------------------------
Name:   David A. Pace
Its:  Vice President and General Counsel



/s/ Paul Fireman
----------------------------------------
PAUL B. FIREMAN

                                                                       EXHIBIT A


                          FORM OF EFFECTIVENESS NOTICE


To:  PAUL B. FIREMAN

     Pursuant to Section 1.2 of the Agreement dated as of May 2, 2000 between Reebok International Ltd. (the "COMPANY") and you (the "AGREEMENT"), notice is hereby given to you that Section 1 has become effective, as of _______________, 2000, as to Option [______]. For purposes of the Agreement, the First Trade Price is $_____ per share of Common Stock. Capitalized terms not defined herein but used herein shall have the meanings assigned to such terms in this Agreement.


Dated:  _________, 2000                              REEBOK INTERNATIONAL LTD.


By:_______________________________

Its:______________________________

                                                                       EXHIBIT B


                           FORM OF NOTICE OF EXERCISE


To:  REEBOK INTERNATIONAL LTD.

     The undersigned holder of Option Number [_________] hereby irrevocably exercises such Option for, and purchases thereunder, 1,000,000 shares of the Common Stock of Reebok International Ltd. and herewith makes payment therefor as follows: (i) $10,000 in payment of the Par Value Price and (ii) [FORM OF CONSIDERATION] in payment of the Remainder. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement dated as of May 2, 2000 between Reebok International Ltd. and the undersigned.


Dated:  _________, 2000                         _______________________________
                                                PAUL B. FIREMAN


                                                _______________________________
                                                      (Street Address)

                                                _______________________________
                                                (City)    (State)   (Zip Code)

                                                                       EXHIBIT C

                                 PROMISSORY NOTE


$[REMAINDER]                                         _________, 2000


     For value received, Paul B. Fireman (the "EXECUTIVE") promises to pay to the order of Reebok International Ltd., a Massachusetts corporation (the "COMPANY"), at 1895 J.W. Foster Boulevard, Canton, Massachusetts 02021, or such other place as designated in writing by the holder hereof, the aggregate principal sum of $[SEE ABOVE], together with all accrued but unpaid interest thereon, on or before [364 DAYS AFTER DATE OF NOTE]. From the date hereof until the entire principal amount of this promissory note has been paid in full, interest shall accrue at a rate of [6.2]% per annum, compounding annually, on the unpaid principal amount outstanding from time to time, or (if less) at the highest rate then permitted by applicable law.

     The indebtedness evidenced hereby may be prepaid, in whole or in part, at any time without premium or penalty.

     The Executive, on behalf of himself and his assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note, and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of the Executive hereunder.

     This Note shall be governed by the internal laws, not the laws of conflicts, of The Commonwealth of Massachusetts.


                                        ----------------------------
                                        PAUL B. FIREMAN

                                                                       EXHIBIT D


                             STOCK OPTION AGREEMENT

     This Stock Option Agreement (this "AGREEMENT") is entered into as of ________________, 2000 by and between Reebok International Ltd., a Massachusetts corporation (the "COMPANY"), and Paul B. Fireman (the "EXECUTIVE").


1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     (1) "ACQUIRING PERSON" shall mean, with respect to any Transaction, each Person who is a party to or a participant in such Transaction or who, as a result of such Transaction, would (together with other Persons acting in concert) own a majority of the Company's outstanding Common Stock; PROVIDED, HOWEVER, that none of the Company, any wholly-owned subsidiary of the Company, any employee benefit plan of the Company or any trustee in respect thereof acting in such capacity shall, for purposes of this Section, be deemed an "Acquiring Person".

     (2)  "ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     (3) "AFFILIATE", with respect to any Person, shall mean any other Person who is, or would be deemed to be, an "affiliate" or an "associate" of such Person within the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Act.

     (4)  "BOARD OF DIRECTORS" shall mean the board of directors of the Company.

     (5)  "CAUSE" shall mean any one or more of the following:

               (1) the Executive's admission or conviction of a felony or of any crime involving moral turpitude, fraud, embezzlement, theft or misrepresentation; and

               (2) any gross or willful misconduct of the Executive resulting in substantial loss to the Company or substantial damage to the Company's reputation.

     (6) "CHANGE OF CONTROL" will occur for purposes of this Agreement if (i) any Person who does not currently own directly or indirectly 10% or more of the combined voting power of the Company's outstanding securities becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act) of securities of the Company representing more than 30% (or, if higher, the aggregate percentage of the combined voting power of the Company's then-outstanding securities held by or for the benefit of the Executive and his family) of the combined voting power of the Company's then-outstanding securities, (ii) there is a change of control of the Company of a kind which would be required to be reported under Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Act (or a similar item in a similar schedule or form), whether or not the Company is then subject to such reporting requirement, (iii) the Company is a party to a merger, consolidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter, or (iv) the Continuing Directors cease for any reason to constitute a majority thereof.

     (7)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (8) "CONTINUING DIRECTOR" shall mean any director of the Company who (i) is not an Acquiring Person or an Affiliate of an Acquiring Person and
          (ii) either was (A) a member of the Board of Directors of the Company on the date hereof or (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination.

     (9) "EXERCISE PERIOD" shall mean the period of time beginning on the first business day of the first taxable year in which the Executive does not constitute a "covered employee" (subject to the proviso of the first sentence of Section 3) and ending on the third anniversary of the date on which the Executive no longer has a material affiliation with the Company as a director, an officer or a consultant; PROVIDED, HOWEVER, that the Option shall no longer be exercisable after the tenth anniversary hereof.

     (10) "LEGAL REPRESENTATIVE" shall mean the Executive's executor or administrator or the Person or Persons to whom the Option is transferred by will or the applicable laws of descent and distribution, or the Person or Persons appointed to legally represent the Executive if he is incapacitated.

     (11) "OPTION TERMS" shall mean the Exercise Prices, the maximum number of Shares that the Executive may purchase pursuant to the terms of the Option, and the other terms and conditions of the Option.

     (12) "PERSON" shall mean a corporation, association, partnership, joint venture, trust, organization, business, individual or government or any governmental agency or political subdivision thereof.

     (13) Each of the following terms is identified in the Section set forth opposite such term:

                   Term                                        Section
                   ----                                        -------

               Agreement.........................................Preamble
               Common Stock.............................................2
               Company...........................................Preamble
               Executive.........................................Preamble
               Exercise Prices..........................................2
               162(m) Restriction.......................................3
               Option...................................................2
               Shares...................................................2
               Transaction..............................................8

2.   GRANT OF OPTION.

     The Company hereby grants to the Executive an option (the "OPTION") to purchase, exercisable in whole or in part, on the terms herein provided, a total of [NUMBER OF OPTION SHARES OF THE EXERCISABLE OPTION] shares (the "SHARES") of Common Stock, par value $.01 per Share, of the Company (the "COMMON STOCK") at the per Share price indicated below (the "EXERCISE PRICES"). It is intended that the Option shall be a non-statutory option.

     The Option shall vest, subject to the terms and conditions of this Agreement, in the following installments:

     [ONE-THIRD OF TOTAL] Shares at $______ per Share on and after _____, 2001;

     [ONE-THIRD OF TOTAL] Shares at $______ per Share on and after _____, 2002; and

     [ONE-THIRD OF TOTAL] Shares at $______ per Share on and after _____, 2003;

PROVIDED, HOWEVER, that the Option shall immediately vest, subject to the terms and conditions of this Agreement, on the date on which (i) the Executive ceases for any reason (other than for cause) to be Chief Executive Officer of the Company or (ii) there occurs a Change of Control.

3.   DURATION OF OPTION.

     The Option shall not be exercisable during any taxable year in which the Executive constitutes a "covered employee" for purposes of Code Section 162(m), or any successor Code Section related to excessive employee remuneration (the "162(M) RESTRICTION"); PROVIDED, HOWEVER, that the 162(m) Restriction shall no longer apply if any statute, any Treasury regulation or any court order or other decision binding on the Company amends or modifies the scope of the definition of "covered employee" to a material extent such that such definition includes a broad employee base of the Company, including "rank and file" employees, directors or consultants. The Executive may exercise the Option at any time during the Exercise Period, so long as:

     (1) the employment of the Executive is not terminated for Cause which, in the opinion of the Board of Directors, casts such discredit on the Executive as to justify termination of the Option;

     (2) the Executive makes himself available to the Company upon the reasonable request of the Company for consulting or director services, regardless of whether he actually renders any of such services; and

     (3) the Executive does not compete with the Company or any of its subsidiaries or Affiliates, either directly or indirectly, as a principal stockholder (other than the owner of less than five percent (5%) of the equity of any publicly traded issuer), partner, director, officer, employee, consultant, agent, or otherwise;

PROVIDED, HOWEVER that if the requirement set forth in clause (b) above ceases to be accurate:

          (1) by reason of the Executive's death, then the Option shall become exercisable by his Legal Representative, at any time or times during the Exercise Period; or

          (2) by reason of the Executive's disability, then the Option shall continue to be exercisable for the duration of the Exercise Period.

     If any of clauses (a), (b) or (c) above ceases to accurate and if the Executive fails to cure such inaccuracy within a period of time found to be reasonable by the Company, the Option shall terminate and cease to be exercisable after the date that is the earlier of (x) three months after such conditions(s) cease to be satisfied and (y) the end of the Exercise Period.

     After completion of the Exercise Period, the Option shall terminate to the extent not previously exercised, expired or terminated.

4.   EXERCISE OF OPTION.

     Each election to exercise the Option shall be in writing and in substantially the form of EXHIBIT A, signed by the Executive or the Legal Representative, as the case may be, and received by the Company at its principal office, accompanied by payment in full. The purchase price may be paid by delivery of: (a) cash, certified check, bank draft or money order; (b) shares of Common Stock having a fair market value on the last business day preceding the date of exercise equal to the purchase price, PROVIDED that payment in the form of such shares does not have tax consequences for the Company which are more adverse than the tax consequences of its receiving payment in another form described in clause (a) above; or (c) by a combination of any of the foregoing. In the event that the Option is exercised by the Legal Representative, the Company shall be under no obligation to deliver Shares hereunder unless and until the Company is satisfied as to the authority of the person or persons exercising the Option.

5.   WITHHOLDING.

     No Shares will be transferred pursuant to the exercise of the Option unless and until the Person exercising the Option remits to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements, or makes other arrangements satisfactory to the Company with regard to such taxes.

6.   NONTRANSFERABILITY OF OPTION.

     Except as specifically noted below in this paragraph, the Option is not transferable by the Executive other than by will or the laws of descent and distribution, and is exercisable during the Executive's lifetime only by the Executive. If the Executive is incapacitated, however, the Legal Representative of the Executive may exercise the Option provided that the Company is satisfied as to the authority of such Legal Representative. Notwithstanding all of the foregoing, the Company will permit the transfer of the Option by the Executive through a gift to any or all of the following: any child, stepchild, grandchild, parent, stepparent, mother-in-law, father-in-law or spouse of the Executive; any trust in which these persons have more than fifty percent (50%) beneficial interest; or a foundation in which these persons (or the Executive) control the management of assets. The Company will also permit the retransfer of the Option by any of these permitted transferees back to the Executive.

7.   SHARES SUBJECT TO THE OPTION.

     (1) SHARES TO BE DELIVERED. Shares delivered upon the exercise of the Option shall be authorized but unissued Shares or, if the Board of Directors so decides in its sole discretion, previously issued Shares acquired by the Company and held in treasury. No fractional Shares shall be delivered pursuant to the exercise of the Option.

     (2) CHANGES IN THE SHARES. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, any Option Term may be appropriately adjusted by the Board of Directors, whose determination shall be binding on the Executive. The Board of Directors may also adjust any Option Term to take into consideration material changes in accounting practices or principles, consolidations or mergers, acquisitions or dispositions of stock or property or any other event if it is determined by the Board of Directors that such adjustment is appropriate to avoid distortion in the Option Terms.

8.   MERGERS, ETC.

     In the event of any merger or consolidation involving the Company, any sale of substantially all of the Company's assets or any other transaction or series of related transactions as a result of which a single Person or several Persons acting in concert own a majority of the Company's then outstanding capital stock (such merger, consolidation, sale or other transaction being hereinafter referred to as a "TRANSACTION"), the Option shall become exercisable immediately prior to the consummation of the Transaction. Upon consummation of the Transaction, the Option, if it remains outstanding, shall terminate and cease to be exercisable. There shall be excluded from the foregoing any Transaction as a result of which (i) the holders of shares of Common Stock prior to the Transaction retain, or acquire securities constituting, a majority of the outstanding voting common stock of the acquiring or surviving corporation or other entity and (ii) no single Person owns more than half of the outstanding voting common stock of the acquiring or surviving corporation or other entity. For purposes of this Section, voting common stock of the acquiring or surviving corporation or other entity that is issuable upon conversion of convertible securities or upon exercise of warrants or options shall be considered outstanding, and all securities that vote in the election of directors (other than solely as the result of a default in the making of any dividend or other payment) shall be deemed to constitute that number of shares of voting common stock which is equivalent to the number of such votes that may be cast by the holders of such securities.

     In lieu of the foregoing, if there is an acquiring or surviving corporation or entity, the Board of Directors may, by vote of a majority of the members of the Board of Directors who are Continuing Directors, arrange to have such acquiring or surviving corporation or entity or an Affiliate thereof grant to the Executive a replacement option.

9.   EMPLOYMENT RIGHTS

     The grant of the Option shall confer upon the Executive any right to continued employment with the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate the employment of the Executive. Except as specifically provided by the Board of Directors in any particular case, the loss of existing or potential profit in the Option shall not constitute an element of damages in the event of termination of the employment of the Executive even if the termination is in violation of an obligation of the Company to the Executive by contract or otherwise.

10.  DELEGATION TO COMMITTEE.

     The Board of Directors may delegate, in its discretion, its duties hereunder to the Compensation Committee or any other committee of directors, and any determination pursuant this Agreement by such committee shall be binding on the Executive.

11.  RIGHTS AS A STOCKHOLDER.

     This Option shall not give the Executive rights as a stockholder of the Company.

12.  CONDITIONS ON DELIVERY OF STOCK.

     The Company will not be obligated to deliver any Shares pursuant to this Option until: (a) in the opinion of the Company's counsel, regulations have been complied with, and (b) all other legal matters in connection with the issuance and delivery of such Shares have been approved by the Company's counsel.

13.  GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to the conflicts of law provisions thereof.

     IN WITNESS WHEREOF, the Company has caused this Stock Option Agreement to be executed under its corporate seal by its duly authorized officer. The Executive's signature on a counterpart of this Stock Option Agreement constitutes his agreement to the foregoing. This Option shall take effect as a sealed instrument.



                                     REEBOK INTERNATIONAL LTD.


                                     By:___________________________________


                                     Title:________________________________



AGREED TO:


____________________________
PAUL B. FIREMAN

                                             EXHIBIT A TO STOCK OPTION AGREEMENT



                           FORM OF NOTICE OF ELECTION

To:  REEBOK INTERNATIONAL LTD.

     The undersigned holder of the Option issued pursuant to the Stock Option Agreement dated as of _____________, 2000 hereby irrevocably exercises such Option for, and purchases thereunder, _______________ shares of the Common Stock of Reebok International Ltd. and herewith makes payment of $_______ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, the undersigned at the address set forth below.


Dated:  __________________                  _________________________________
                                            PAUL B. FIREMAN

                                            _________________________________
                                            (Street Address)

                                            _________________________________
                                            (City)     (State)     (Zip Code)